UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2019

FLEX LTD.

(Exact Name of Registrant as Specified in Its Charter)

Singapore	0-23354	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Changi South Lane, Singapore	486123
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (65) 6876-9899

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, No Par Value	FLEX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 3.03 Material Modification to Rights of Security Holders.

(a) On August 20, 2019, at the Extraordinary General Meeting of Shareholders (the “Extraordinary Meeting”) of Flex Ltd. (the “Company”), the shareholders of the Company approved amendments to the current Constitution of the Company (the “2016 Constitution”) to (a) remove the requirement that the Company’s directors retire by rotation and effect related changes to the 2016 Constitution to account for the removal of the rotational nature of director elections, (b) increase the maximum size of the Board of Directors to twelve members, and (c) amend the 2016 Constitution to account for changes in Singapore law, which amendments modify the rights of holders of the Company’s ordinary shares, no par value (the “Ordinary Shares”).

The foregoing summary of the amendments to the 2016 Constitution is qualified in its entirety by reference to the Amendments to Constitution of the Registrant, which are filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders

(a) and (b)

On August 20, 2019, the Company held its Extraordinary Meeting followed by its 2019 Annual General Meeting of Shareholders (the “Annual Meeting”). There were 513,926,093 Ordinary Shares entitled to be voted and 439,697,237 Ordinary Shares were voted in person or by proxy at the Extraordinary Meeting and 443,570,417 Ordinary Shares were voted in person or by proxy at the Annual Meeting.

At the Extraordinary Meeting:

(1)	The shareholders approved amending the 2016 Constitution to remove the requirement that the Company’s directors retire by rotation and effect related changes to the 2016 Constitution to account for the removal of the rotational nature of director elections.
(2)	The shareholders approved amending the 2016 Constitution to increase the maximum size of the Board of Directors to twelve members.
(3)	The shareholders approved amending the 2016 Constitution to revise the 2016 Constitution to account for changes in Singapore law.

At the Annual Meeting:

(1)	The shareholders re-elected the ten (10) nominees for director.
(2)	The shareholders re-appointed Deloitte & Touche LLP as the Company’s independent auditors for the 2020 fiscal year and authorized the Company’s Board to fix its remuneration.
(3)	The shareholders approved a general authorization for the Company to allot and issue ordinary shares.
(4)	The shareholders approved, on a non-binding advisory basis, the Company’s executive compensation.
(5)	The shareholders approved the renewal of the Company’s share repurchase mandate relating to acquisitions by the Company of up to 20% of its issued ordinary shares as of the date of the Annual Meeting.

2

The Company’s Inspector of Elections certified the following vote tabulations for the Extraordinary Meeting:

				Broker Non-
	For	Against	Abstain	Votes
Amend the 2016 Constitution to remove the requirement that the Company’s directors retire by rotation and effect related changes to the 2016 Constitution to account for the removal of the rotational nature of director elections	409,722,417	1,169,832	141,231	28,663,757

				Broker Non-
	For	Against	Abstain	Votes
Amend the 2016 Constitution to increase the maximum size of the Board of Directors to twelve members	438,024,997	1,349,708	322,532	—

				Broker Non-
	For	Against	Abstain	Votes
Amend the 2016 Constitution to revise the 2016 Constitution to account for changes in Singapore law	410,628,967	193,073	211,440	28,663,757

The Company’s Inspector of Elections certified the following vote tabulations for the Annual Meeting:

Board of Directors:

				Broker Non-
Nominee	For	Against	Abstain	Votes
Revathi Advaithi	412,517,510	1,052,082	225,904	29,774,921
Michael D. Capellas	412,887,893	673,295	234,308	29,774,921
Jill A. Greenthal	401,234,002	12,329,388	232,106	29,774,921
Jennifer Li	224,426,583	189,124,000	244,913	29,774,921
Marc A. Onetto	411,702,752	1,810,412	282,332	29,774,921
Willy C. Shih	398,931,541	14,626,573	237,382	29,774,921
Charles K. Stevens, III	392,585,072	20,979,618	230,806	29,774,921
Lay Koon Tan	404,687,810	8,875,448	232,238	29,774,921
William D. Watkins	398,448,280	15,115,141	232,075	29,774,921
Lawrence A. Zimmerman	412,925,021	637,845	232,630	29,774,921

				Broker Non-
	For	Against	Abstain	Votes
Re-appointment of Deloitte & Touche LLP as independent auditors for the 2020 fiscal year and to authorize the Board of Directors to fix its remuneration	437,440,278	5,863,205	266,934	—

				Broker Non-
	For	Against	Abstain	Votes
General authorization for the Board of Directors to allot and issue ordinary shares	397,863,557	15,819,712	112,227	29,774,921

				Broker Non-
	For	Against	Abstain	Votes
Non-binding, advisory resolution relating to the compensation of the Company’s named executive officers	211,209,561	202,334,966	250,969	29,774,921

				Broker Non-
	For	Against	Abstain	Votes
Renewal of share purchase mandate relating to acquisitions by the Company of up to 20% of its issued ordinary shares as of the date of the Annual Meeting	403,135,025	9,768,832	891,639	29,774,921

3

Item 8.01	Other Events.

The Company announced that, in connection with the shareholder approval of the share purchase mandate to purchase up to 20% of the Company’s outstanding Ordinary Shares at the Annual Meeting, the Company’s Board of Directors has authorized management to continue its share repurchase plan for the Company’s issued Ordinary Shares in an aggregate amount not to exceed $500 million. Share repurchases, if any, will be made in the open market and in compliance with SEC Rule 10b-18. The timing and actual number of shares repurchased will depend on a variety of factors including price, market conditions and applicable legal requirements. The share repurchase program does not obligate the Company to repurchase any specific number of shares and may be suspended or terminated at any time without prior notice.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit

3.1	Amendments to Constitution of the Registrant

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Flex Ltd.

Date: August 23, 2019	By:	/s/ David P. Bennett
		Name:	David P. Bennett
		Title:	Senior Vice President and Chief Accounting Officer

5